Exhibit 99.1

Juniper Pharmaceuticals to Explore Strategic Alternatives

BOSTON, January 31, 2018 — Juniper Pharmaceuticals, Inc. (“Juniper” or the “Company”) (Nasdaq: JNP), a diversified healthcare company focused on women’s health, today announced that it is exploring strategic alternatives in order to enhance shareholder value. The Company has engaged Rothschild as its independent financial advisor to assist Juniper and its Board of Directors in evaluating potential strategic alternatives.

“Over the past year, we have made important investments into our core businesses, Juniper Pharma Services and Crinone®, that supported strong double-digit revenue growth and established a strong financial foundation for Juniper,” said Alicia Secor, Juniper’s President and CEO. “Through this process, we are committed to working diligently to support continued growth of the business and to evaluating strategic options that enhance value for our shareholders.”

There can be no assurance that the exploration of strategic alternatives will result in a transaction. Any potential strategic alternative will be evaluated by the Board of Directors. The Company does not intend to discuss developments with respect to the evaluation process unless a transaction is approved, or disclosure becomes appropriate.

About Juniper Pharmaceuticals

Juniper Pharmaceuticals, Inc.’s core businesses include its CRINONE® (progesterone gel) franchise and Juniper Pharma Services, which provides high-end fee-for-service pharmaceutical development and clinical trials manufacturing to clients. The Company is also leveraging its differentiated intravaginal ring technology, which offers the potential to address unmet needs in women’s health. Please visit www.juniperpharma.com for more information.

Juniper Pharmaceuticals™ is a trademark of Juniper Pharmaceuticals, Inc., in the U.S. and EU.

CRINONE® is a registered trademark of Merck KGaA, Darmstadt, Germany, outside the U.S. and of Allergan plc in the U.S.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the strength of Juniper’s business, product candidates and future results. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to: the uncertainty associated with being able to identify, evaluate and complete any strategic alternative, the impact of the announcement of the Company’s review of strategic alternatives, as well as any strategic alternative that may be pursued, on the Company’s business, including its financial and operating results and its employees and customers, risks associated with the drug development process generally, including the outcomes of planned clinical trials and the regulatory review process; the risk that the results of previously conducted studies involving our product candidates will not be repeated or observed in ongoing or future studies or following commercial launch, if such product candidates are approved; risks associated with obtaining, maintaining and protecting intellectual property; risks associated with Juniper Pharmaceuticals’ ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties; the risk of competition from currently approved therapies and from other companies developing products for similar uses; risk associated with Juniper Pharmaceuticals’ ability to manage operating expenses and/or obtain additional funding to support its business activities; and risks associated with Juniper Pharmaceuticals’ dependence on third parties. For a discussion of certain risks and uncertainties associated with Juniper Pharmaceuticals’ forward-looking statements, please review the Company’s reports filed with the SEC, including, but not limited to, its Annual Report on Form 10-K for the period ended December 31, 2016 and subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. These statements are based on management’s current expectations and Juniper Pharmaceuticals does not undertake any responsibility to revise or update any forward-looking statements contained herein, except as expressly required by law.

Investor Contact:

Argot Partners

Laura Perry or Heather Savelle

212-600-1902

laura@argotpartners.com

heather@argotpartners.com

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